                    STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
               STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND

                THE TARGET PORTFOLIO TRUST-REGISTERED TRADEMARK-
                      SMALL CAPITALIZATION VALUE PORTFOLIO
                              -------------------

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                              -------------------

                             INFORMATION STATEMENT
                                 JUNE   , 2002
                              -------------------

TO THE SHAREHOLDERS:

    On April 23, 2002, the Boards of Trustees of the investment companies listed above (the Trusts), meeting in person, approved new subadvisory agreements for certain series of the Trusts, which also are listed above. The parties to these subadvisory agreements are Prudential Investments LLC, each Trust's investment manager, and National City Investment Management Company. This information statement describes the circumstances surrounding the Boards' approval of the new subadvisory agreements and provides you with an overview of their terms.

                                             By order of the Boards,

                                             MARGUERITE E.H. MORRISON
                                           SECRETARY

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                    STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
               STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND

                THE TARGET PORTFOLIO TRUST-REGISTERED TRADEMARK-
                      SMALL CAPITALIZATION VALUE PORTFOLIO
                                 (800) 225-1852
                              -------------------

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                              -------------------

                             INFORMATION STATEMENT
                                 JUNE   , 2002
                              -------------------

    This information statement is being furnished to the shareholders of Strategic Partners Small Capitalization Value Fund (Small Cap Value Fund), a series of Strategic Partners Style Specific Funds (Style Specific), and the Small Capitalization Value Portfolio (Small Cap Value Portfolio), a series of The Target Portfolio Trust-Registered Trademark- (Target) (collectively, Style Specific and Target are called the Trusts) in lieu of a proxy statement, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (SEC). The exemptive order permits the Trusts' manager to hire new subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Boards of Trustees, without obtaining shareholder approval.

    Each Trust is a management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is organized as a Delaware business trust. The Trusts' Trustees are referred to here as the "Boards" or "Trustees." The Trusts' principal executive offices are located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

    We are providing shareholders of record of the Small Cap Value Portfolio and Small Cap Value Fund (collectively, the Series) as of May 3, 2002 with this information statement. This information statement will be mailed on or about
June   , 2002.

    This information statement relates to each Board's approval of new subadvisory agreements between Prudential Investments LLC (PI or the Manager) and National City Investment Management Company (National City), with respect to each of the Series (collectively, the Subadvisory Agreements), copies of which are attached hereto as Exhibit A. Although each Subadvisory Agreement is dated as of April 29, 2002, National City's service as subadviser began on May 3, 2002. National City replaces Credit Suisse Asset Management, LLC (CSAM), which had served as subadviser to a segment of each Series under subadvisory agreements dated February 27, 2001. Each of those subadvisory agreements terminated on May 2, 2002. In lieu of shareholder approval, the Board, including a majority of the Trustees who were not parties to the contracts and were not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), approved these subadvisory agreements on April 23, 2002, in accordance with the SEC order discussed below. Each Board, including a majority of the Independent Trustees, last approved these subadvisory agreements on May 22, 2001. Each Series will pay the costs associated with preparing and distributing this information statement to its shareholders.

THE MANAGER AND SUBADVISERS

    PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trusts' manager under management agreements dated as of August 25, 1999, in the case of Style Specific, and

                                       1
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November 9, 1992, as amended on April 1, 1994, in the case of Target. PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). As of March 31, 2002, PI served as the investment manager to all of the Prudential U.S. and offshore registered open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of approximately $101 billion. Information concerning the Trusts' current management arrangements can be found in Exhibit B. Information concerning officers of the Trusts is set forth in Exhibit C.

    For the fiscal year ended December 31, 2001, CSAM received approximately $319,000 for managing its segment of the Small Cap Value Portfolio. For the fiscal year ended July 31, 2001, CSAM received approximately $42,000 for managing its segment of the Small Cap Value Fund.

    In addition to the segments managed by National City, EARNEST Partners, LLC (EARNEST Partners) manages the remaining segments of the Series, pursuant to other subadvisory agreements. These agreements will remain in place and EARNEST Partners will continue to provide subadvisory services to the Series. EARNEST Partners is located at 75 14th Street, Suite 2300, Atlanta, GA 30309.

SHAREHOLDER REPORTS

    Style Specific's annual report for the fiscal year ended July 31, 2001 and its semi-annual report for the six months ended January 31, 2002 have been sent to its shareholders. In addition, Target's most recent annual report for the fiscal year ended December 31, 2001 has been sent to its shareholders. EACH TRUST'S MOST RECENT ANNUAL OR SEMI-ANNUAL REPORT MAY BE OBTAINED, WITHOUT CHARGE, BY WRITING THE APPLICABLE TRUST AT GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077 OR BY CALLING (800) 225-1852 (TOLL FREE).

SHAREHOLDINGS

    Information on shareholders owning beneficially 5% or more of the shares of any class of any Series on May 3, 2002 is set forth in Exhibit D. To the knowledge of management, the executive officers and Trustees of the Trusts (who are the same for each Trust), as a group, owned less than 1% of the outstanding shares of each class of each Series as of May 3, 2002.

                           NEW SUBADVISORY AGREEMENTS

    On April 23, 2002, each Board, including a majority of its Independent Trustees, approved the Subadvisory Agreements. CSAM had served as subadviser to a segment of each Series under subadvisory agreements that were terminated on May 2, 2002. The Boards replaced CSAM as a subadviser to the Series. The Boards considered many factors in deciding to replace CSAM as subadviser, primarily the fact that CSAM recently had replaced the Series' portfolio manager with a team of three individuals who were primarily analysts and personnel managers, with little practical experience managing a small cap value portfolio. The Boards considered the following factors in approving National City as subadviser:

    - The nature and quality of the services that the Board expected that National City would render, including the credentials and investment experience of its officers and employees;

    - National City's small cap value strategy outperformed its benchmark for the one-, three-, five- and seven-year periods ended December 31, 2001 (past performance, however, is not an indication that such outperformance will continue);

    - In achieving these returns, National City took less risk than the average small cap value manager;

    - National City employed a clear investment discipline, combining a quantitative screening process with bottom-up fundamental analysis;

    - National City would be compensated at the same fee rate that CSAM received; and

                                       2
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    -  National City's disciplined investment style complemented EARNEST
       Partners' more active portfolio management style.

    In reviewing National City, each Board also considered: (1) the anticipated quality of brokerage execution, (2) the benefit to the Series of research and other services received from broker-dealers in connection with the Series portfolio transactions, and (3) the absence of any significant compliance problems.

    The Subadvisory Agreements contain substantially similar terms and conditions as the subadvisory agreements in effect prior to May 3, 2002, except as more fully described below under "Board Consideration of Subadvisory Agreements" and "Terms of Subadvisory Agreements." National City renders investment advice to each Series in accordance with the Series' investment objective and policies and also makes investment decisions to purchase and sell securities on behalf of each Series, subject to the supervision of PI.

    Section 15 of the 1940 Act requires that a majority of each Series' outstanding voting securities approve its subadvisory agreements. However, on September 11, 1996, the SEC issued an order (the Order) granting exemptive relief from certain requirements of Section 15 to Target, PI and any future open-end management investment company managed by PI, provided that such investment company operates in substantially the same manner as Target and complies with the conditions of the order (which would include Style Specific, as it commenced operations on November 3, 1999). According to the Order, which is subject to a number of conditions (including approval by each Trust's shareholders, which approval was received on September 13, 1999, in the case of Style Specific, and on October 30, 1996, in the case of Target), PI may now enter into, or amend the material terms of, subadvisory agreements on behalf of each Trust without receiving prior shareholder approval. Accordingly, execution and implementation of the Subadvisory Agreements did not require shareholder consent.

BOARD CONSIDERATION OF SUBADVISORY AGREEMENTS

    At an in-person meeting of each Board held on April 23, 2002, at which a majority of the Trustees were in attendance, including a majority of the Independent Trustees, the Trustees considered and approved the Subadvisory Agreements. In considering the approval of the Subadvisory Agreements, the Boards, including all of the Independent Trustees in attendance, considered whether the approval of each Subadvisory Agreement was in the best interests of the relevant Trust and the shareholders of the relevant Series. At the meeting, the Trustees reviewed materials furnished by PI and National City.

    The Trustees discussed and reviewed the terms of the Subadvisory Agreements. With the exception of the subadviser's name, the date of execution, effectiveness and termination, the terms of the Subadvisory Agreements are substantially similar to the corresponding subadvisory agreements with CSAM that were terminated on May 2, 2002.

    With respect to each Series, PI (not the Series) will pay National City a subadvisory fee at the annual rate of 0.40% of the segment of the Series' average daily net assets that National City manages. Under the former subadvisory agreements, CSAM had received the same fee rate with respect to the segment of each Series that it managed.

    After consideration of the above factors, and such other factors and information as they deemed relevant, the Trustees, including the Independent Trustees, approved the Subadvisory Agreements.

INFORMATION CONCERNING NATIONAL CITY

    National City, a registered investment adviser, is an indirect, wholly-owned subsidiary of National City Corporation, a publicly traded financial holding company. National City and its predecessor have managed institutional accounts, including mutual funds, since 1995. National City, located at 1900 East Ninth Street, Locator 2220, Cleveland, Ohio 44101-0756, had $28.3 billion of assets under management as of December 31, 2001.

                                       3
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    National City uses a team approach for management of each Series. No one person is primarily responsible for making investment recommendations to the team. Daniel G. Bandi, CFA, Michael E. Santelli, CFA, CPA, Daniel J. DeMonica, CFA, and Adam I. Friedman manage the National City segment of each Series.
Mr. Bandi, Director for Value Equity Investment at National City, has 11 years of investment experience and joined National City in 1998, prior to which he was Equity Research Manger for the Eaton Corporation. Mr. Santelli, a Senior Portfolio Manager at National City, has 12 years of investment experience and joined National City in 1995. Mr. DeMonica, a Portfolio Manager at National City, has five years of investment experience and joined National City in 1997. Mr. Friedman, a Senior Portfolio Manager at National City, has 11 years investment experience and joined National City in 1998, prior to which he was a portfolio manager with Clarion Partners.

    Exhibit E contains information about the other mutual fund managed by National City with investment objectives and strategies similar to those of the Series. Exhibit E also lists the principal executive officers and directors of National City.

TERMS OF SUBADVISORY AGREEMENTS

    The following summary of the Subadvisory Agreements is qualified in its entirety by reference to the copies of the Subadvisory Agreements that are attached as Exhibit A to this information statement.

    Under the Subadvisory Agreements, PI (and not the Series) compensates National City at an annual rate of 0.40% of the segment of each Series' average net assets managed by National City. The Subadvisory Agreements provide that, subject to PI's and each Board's supervision, National City is responsible for managing the investment operations of its segment of each Series and for making investment decisions and placing orders to purchase and sell securities for such segment of each Series, all in accordance with the investment objective and policies of each Series as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the relevant Board. In accordance with the requirements of the 1940 Act, National City also provides PI with all books and records relating to the transactions it executes and renders to the Trustees such periodic and special reports as the Boards may reasonably request.

    DURATION AND TERMINATION. Each Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the relevant Series, or by the relevant Board, including the approval by a majority of the Independent Trustees, at an in-person meeting called for the purpose of voting on such approval; provided, however, that the Agreement (1) may be terminated at any time without the payment of any penalty, either by vote of the relevant Board or by vote of a majority of the outstanding voting securities of the relevant Series, (2) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust's management agreement with PI, and (3) may be terminated at any time by National City or PI on not more than 60 days' nor less than 30 days' written notice to the other party.

    LIABILITY. The Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, National City will not be liable for any act or omission in connection with its activities as subadviser to the Series.

SHAREHOLDER PROPOSALS

    As Delaware business trusts, neither Trust is required to hold annual meetings of shareholders and neither Board currently intends to hold such meetings unless shareholder action is required in accordance with the 1940 Act or a Trust's Agreement and Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of a Trust, or notice thereof, must be received by the Trust a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the

                                       4
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Trust's proxy statement and form of proxy relating to that meeting and to be presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Marguerite E.H. Morrison,
SECRETARY

Dated: June   , 2002

                                       5
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                                                                       EXHIBIT A

                           SUBADVISORY AGREEMENT WITH
                  NATIONAL CITY INVESTMENT MANAGEMENT COMPANY

                    STRATEGIC PARTNERS STYLE SPECIFIC FUNDS

               STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND

    Agreement made as of this 29th day of April, 2002, between Prudential Investments LLC, a New York limited liability company ("PI" or the "Manager"), and National City Investment Management Company, a Michigan corporation (the "Subadviser").

    WHEREAS, the Manager has entered into a Management Agreement, dated
August 25, 1999 (the "Management Agreement"), with Strategic Partners Style Specific Funds, a Delaware business trust (the "Trust"), on behalf of the Strategic Partners Small Capitalization Value Fund (the "Fund"), a series of a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to which PI acts as Manager of the Fund; and

    WHEREAS, PI desires to retain the Subadviser to provide investment advisory services to the Fund and to manage such portion of the Fund as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services.

    NOW, THEREFORE, the parties hereby agree as follows:

        1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in its prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

               (i) The Subadviser shall provide supervision of such portion of the Fund's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Agreement and Declaration of Trust and By-Laws of the Trust, with the Prospectus and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, as delivered by the Manager to the Subadviser, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.

               (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Board of Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may

                                      A-1
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           effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

               (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

               (v) The Subadviser shall provide the Fund's Custodian on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages, and shall provide the Manager with such information upon request of the Manager.

               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Fund in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser; (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated; and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

           (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

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           (c)  The Subadviser shall keep the Fund's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser will surrender promptly to the Fund any of such records upon the Fund's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

           (d) The Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

           (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

        2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

        3. Each party represents and warrants to the other that it is (a) duly organized and existing and in good standing under the laws of its state of organization; (b) duly qualified to conduct its business in all jurisdictions that require such qualification; and (c) duly authorized to enter into and perform this Agreement.

        4. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund's average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. This fee will be computed daily and paid monthly.

        5. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

        6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust, on behalf of the Fund, at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser.

        Any notice or other communication required to be given pursuant to
    Section 5 of this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077,
    Attention: Secretary; (2) to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ

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    07102-4077, Attention: Secretary; or (3) to the Subadviser at 1900 East
    Ninth Street, Locator 2220, Cleveland, OH 44101-0756, Attention: Donald L. Ross.

        7. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's partners, principals, members, officers or employees who may also be a Trustee, officer or employee of the Trust or the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

        8. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

        9. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

        10. This Agreement shall be governed by the laws of the State of New York. This Agreement together with any other written agreements between the parties entered into concurrently with this Agreement contain the entire agreement between the parties with respect to the transactions contemplated hereby and supersede all previous oral or written negotiations, commitments and understandings related thereto. No waiver by one party of any obligation of the other hereunder shall be considered a waiver of any other obligation of such party. If any portion of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          PRUDENTIAL INVESTMENTS LLC

                                          By: /s/  ROBERT F. GUNIA

                                             -----------------------------------
                                          Robert F. Gunia
                                            Executive Vice President

                                          NATIONAL CITY INVESTMENT MANAGEMENT
                                          COMPANY

                                          By: /s/  DONALD L. ROSS

                                             -----------------------------------
                                          Donald L. Ross
                                            President and Chief Investment
                                          Officer

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                                   SCHEDULE A

  SUBADVISORY AGREEMENT DATED APRIL 29, 2002 BETWEEN PI AND NATIONAL CITY WITH
                                   RESPECT TO
 THE STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND, A SERIES OF STRATEGIC
                         PARTNERS STYLE SPECIFIC FUNDS

                             COMPENSATION SCHEDULE

    Annual fee payable, in arrears, to the Subadviser as a percentage of average daily net assets of the Fund managed by the Subadviser:

    0.40% on the Fund's assets managed by the Subadviser.

As of April 29, 2002

                           SUBADVISORY AGREEMENT WITH
                  NATIONAL CITY INVESTMENT MANAGEMENT COMPANY

                           THE TARGET PORTFOLIO TRUST

                      SMALL CAPITALIZATION VALUE PORTFOLIO

    Agreement made as of this 29 day of April, 2002, between Prudential Investments LLC, a New York limited liability company ("PI" or the "Manager"), and National City Investment Management Company, a Michigan corporation (the "Subadviser").

    WHEREAS, the Manager has entered into a Management Agreement, dated November 9, 1992, as amended April 1, 1994 (the "Management Agreement"), with The Target Portfolio Trust, a Delaware business trust (the "Trust"), on behalf of the Small Capitalization Value Portfolio (the "Portfolio"), a series of a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to which PI acts as Manager of the Portfolio; and

    WHEREAS, PI desires to retain the Subadviser to provide investment advisory services to the Portfolio and to manage such portion of the Portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services.

    NOW, THEREFORE, the parties hereby agree as follows:

        1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the investment operations of the Portfolio as the Manager shall direct and shall manage the composition of the Portfolio's portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in its prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

               (i) The Subadviser shall provide supervision of such portion of the Portfolio's investments as the Manager shall direct and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets will be invested or held uninvested as cash.

               (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Agreement and Declaration of Trust and By-Laws of the Trust, with the Prospectus and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, as delivered by the Manager to the Subadviser, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.

               (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Portfolio, and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Portfolio's Prospectus or as the Board of Trustees may direct from time to time. In providing the Portfolio with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated or any broker or dealer affiliated with the Subadviser may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Portfolio's investment transaction business. It is also understood that it is desirable for the Portfolio that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Portfolio than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Portfolio with such brokers or futures commission merchants, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

               On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Portfolio as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

               (iv) The Subadviser shall maintain all books and records with respect to the Portfolio's portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Portfolio with respect to any matter discussed herein, including, without limitation, the valuation of the Portfolio's securities.

               (v) The Subadviser shall provide the Portfolio's Custodian on each business day with information relating to all transactions concerning the portion of the Portfolio's assets it manages, and shall provide the Manager with such information upon request of the Manager.

               (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, Subadviser and Manager understand and agree that if the Manager manages the Portfolio in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser; (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated; and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

           (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

           (c) The Subadviser shall keep the Portfolio's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Portfolio are the property of the Portfolio, and the Subadviser will surrender promptly to the Portfolio any of such records upon the Portfolio's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

           (d) The Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations.

           (e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

        2. The Manager shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement.

        3. Each party represents and warrants to the other that it is (a) duly organized and existing and in good standing under the laws of its state of organization; (b) duly qualified to conduct its business in all jurisdictions that require such qualification; and (c) duly authorized to enter into and perform this Agreement.

        4. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Portfolio's average daily net assets of the portion of the Portfolio managed by the Subadviser as described in the attached Schedule A. This fee will be computed daily and paid monthly.

        5. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Portfolio or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

        6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust, on behalf of the Portfolio, at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser.

        Any notice or other communication required to be given pursuant to
    Section 5 of this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077,
    Attention: Secretary; (2) to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 1900 East Ninth Street, Locator 2220, Cleveland, OH 44101-0756, Attention: Donald L. Ross.

        7. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's partners, principals, members, officers or employees who may also be a Trustee, officer or employee of the Trust or the Portfolio to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

        8. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Portfolio or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

        9. This Agreement may be amended by mutual consent, but the consent of the Portfolio must be obtained in conformity with the requirements of the 1940 Act.

        10. This Agreement shall be governed by the laws of the State of New York. This Agreement together with any other written agreements between the parties entered into concurrently with this Agreement contain the entire agreement between the parties with respect to the transactions contemplated hereby and supersede all previous oral or written negotiations, commitments and understandings related thereto. No waiver by one party of any obligation of the other hereunder shall be considered a waiver of any other obligation of such party. If any portion of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          PRUDENTIAL INVESTMENTS LLC

                                          By: /s/  ROBERT F. GUNIA

                                             -----------------------------------
                                          Robert F. Gunia
                                            Executive Vice President

                                          NATIONAL CITY INVESTMENT MANAGEMENT
                                          COMPANY

                                          By: /s/  DONALD L. ROSS

                                             -----------------------------------
                                          Donald L. Ross
                                            President and Chief Investment
                                          Officer

                                   SCHEDULE A

  SUBADVISORY AGREEMENT DATED APRIL 29, 2002 BETWEEN PI AND NATIONAL CITY WITH
                                   RESPECT TO
THE SMALL CAPITALIZATION VALUE PORTFOLIO, A SERIES OF THE TARGET PORTFOLIO TRUST

                             COMPENSATION SCHEDULE

    Annual fee payable, in arrears, to the Subadviser as a percentage of average daily net assets of the Portfolio managed by the Subadviser:

    0.40% on the Portfolio's assets managed by the Subadviser.

As of April 29, 2002

                                                                       EXHIBIT B

                            MANAGEMENT OF THE TRUSTS

THE MANAGER

    Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trusts' Manager under management agreements (the Management Agreements) dated as of August 25, 1999 in the case of Style Specific, and November 9, 1992, as amended on April 1, 1994, in the case of Target, each renewed thereafter as required by the 1940 Act.

    Each Board, including a majority of the Independent Trustees, last approved the relevant Management Agreement on May 22, 2002. Each Trust's sole shareholder approved the relevant Management Agreement on September 13, 1999, in the case of Style Specific and on October 14, 1992, in the case of Target.

TERMS OF THE MANAGEMENT AGREEMENT

    Pursuant to the Management Agreement for each Trust, PI, subject to the supervision of the Trustees and in conformity with the stated policies of the Trust, manages both the investment operations of the Trust and the composition of the Trust's portfolios, including the purchase, retention, disposition and loan of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Trust and each portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

    The Manager also reviews the performance of all subadvisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PI is obligated to keep certain books and records of each Trust. PI also administers each Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Trusts' custodian, and Prudential Mutual Fund Services LLC (PMFS), the Trusts' transfer and dividend disbursing agent. The management services of PI for the Trusts are not exclusive under the terms of the Management Agreements and PI is free to, and does, render management services to others.

    PI has authorized any of its directors, officers and employees who have been elected as Trustees or officers of the Trusts to serve in the capacities in which they have been elected. Any of such directors, officers or employees of PI may furnish the services that PI furnishes under the Management Agreements.

    In connection with its management of the business affairs of the Trusts, PI bears the following expenses:

        (a) the salaries and expenses of all of its and each Trust's personnel, except the fees and expenses of Independent Trustees;

        (b) all expenses incurred by PI or by each Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and

        (c) the fees payable to each subadviser pursuant to its subadvisory agreement with PI.

    For its services, the Small Cap Value Portfolio pays PI an annual management fee of 0.60% of its average daily net assets and the Small Cap Value Fund pays PI an annual management fee of 0.70% of that Fund's average daily net assets.

    The Management Agreement with Target also provides that, in the event the expenses of the Trust (including the fees of PI, but excluding interest, taxes, brokerage commissions, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Trust's shares are qualified for offer and sale, the compensation due to PI will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PI will be paid by PI to Target. No such reductions were required during Target's last fiscal year. No jurisdiction currently limits Target's expenses.

    Under the terms of the Management Agreements, each Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager,
(b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's subadvisers, (c) the fees and certain expenses of the Trust's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing Trust shares, (d) the charges and expenses of the Trust's legal counsel and independent accountants,
(e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and qualifying the Trust's shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and
(l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business. Under the terms of the Management Agreement for Style Specific, that Trust is responsible for paying distribution and service fees.

    The Management Agreements provide that PI will not be liable for any error of judgment or for any loss suffered by a Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services or resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. Each Management Agreement also provides that it will terminate automatically upon assignment (as defined in the 1940 Act) and that it may be terminated without penalty as to the Series by the Trustees of the relevant Trust, by vote of a majority of the relevant Series' outstanding voting securities (as defined in the 1940 Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice to the Trust.

INFORMATION ABOUT PI

    PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential, a major, diversified insurance and financial services company. Prudential's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI is organized in New York as a limited liability company.

    PI acts as manager for the following investment companies, in addition to the Trusts:

    Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Equity
Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield
Fund, Inc., Prudential Index

Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, The Prudential Investment Portfolios, Inc. and The Prudential Series Fund, Inc.

PI'S DIRECTORS AND OFFICERS

    The business and other connections of PI's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

NAME                                      POSITION WITH PI                         PRINCIPAL OCCUPATIONS
----                                      ----------------                         ---------------------
David R. Odenath, Jr...........    President, Chief Executive         President, Chief Executive Officer and Chief
                                   Officer and Chief Operating          Operating Officer, PI; Senior Vice President,
                                     Officer                            Prudential
Catherine A. Brauer............    Executive Vice President           Executive Vice President, PI
John L. Carter.................    Executive Vice President           Executive Vice President, PI
Robert F. Gunia................    Executive Vice President and       Executive Vice President and Chief
                                     Chief Administrative Officer     Administrative Officer, PI; Vice President,
                                                                        Prudential; President, Prudential Investment
                                                                        Management Services LLC (PIMS)
William V. Healey..............    Executive Vice President, Chief    Executive Vice President, Chief Legal Officer
                                     Legal Officer and Secretary      and Secretary, PI; Vice President and Associate
                                                                        General Counsel, Prudential; Senior Vice
                                                                        President, Chief Legal Officer and Secretary,
                                                                        PIMS
Marc S. Levine.................    Executive Vice President           Executive Vice President, PI
Judy A. Rice...................    Executive Vice President           Executive Vice President, PI
Ajay Sawhney...................    Executive Vice President           Executive Vice President, PI
Lynn M. Waldvogel..............    Executive Vice President           Executive Vice President, PI

THE DISTRIBUTOR AND TRANSFER AGENT

    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Trusts under separate distribution agreements with each Trust. PIMS is a subsidiary of Prudential. No payments are made to PIMS for serving as distributor to Target. Pursuant to separate distribution and service plans (the Plans) adopted under Rule 12b-1 under the 1940 Act, the Small Cap Value Fund bears the expense of distribution and service fees paid to PIMS with respect to its Class A, Class B and Class C shares. For the fiscal year ended July 31, 2001, PIMS received distribution and servicing fees aggregating $161,729 ($13,954 for Class A, $84,315 for Class B and $63,460 for Class C) from the Small Cap Value Fund.

    PIMS has advised Style Specific of its receipt of front-end sales charges of $36,800 and $39,400, resulting from sales of Class A and Class C shares, respectively, of the Small Cap Value Fund during the fiscal year ended July 31, 2001. From these fees, PIMS paid sales charges to affiliated broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised Style Specific that for the fiscal year ended July 31, 2001, it received $15,700 and $7,600 in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders of the Small Cap Value Fund, respectively.

    The Trusts' transfer agent is PMFS, 194 Wood Avenue South, Iselin, New Jersey 08830. PMFS received $156,600 for its services in connection with the Small Cap Value Portfolio during the fiscal year ended December 31, 2001. PMFS received $33,700 for its services in connection with the Small Cap Value Fund during the fiscal year ended July 31, 2001.

BROKERAGE

    During the fiscal year ended December 31, 2001, the Small Cap Value Portfolio paid $708 in commissions to its affiliated broker-dealers, including Prudential Securities Incorporated, an indirect, wholly-owned subsidiary of Prudential (collectively, Affiliated Brokers), which represented 0.15% of the aggregate commissions that this Series paid for the same period. The Small Cap Value Fund paid $233 in commissions to Affiliated Brokers for the fiscal year ended July 31, 2001, which represented 0.51% of the aggregate commissions that this Series paid for the same period.

                                                                       EXHIBIT C

                              OFFICER INFORMATION

NAME (AGE)                            OFFICE(S) WITH THE TRUSTS                    PRINCIPAL OCCUPATIONS
----------                            -------------------------                    ---------------------
David R. Odenath, Jr. (44).....    Trustee and President              President, Chief Executive Officer and Chief
                                                                        Operating Officer (since June 1999) of PI;
                                                                        Senior Vice President (since June 1999),
                                                                        Prudential; formerly Senior Vice President
                                                                        (August 1993-May 1999) PaineWebber
                                                                        Group, Inc.
Robert F. Gunia (55)...........    Trustee and Vice President         Executive Vice President and Chief
                                                                      Administrative Officer (since June 1999) of
                                                                        Prudential Investments; Executive Vice
                                                                        President and Treasurer (since December 1996)
                                                                        of PI; President (since April 1999) of PIMS;
                                                                        Corporate Vice President (since September
                                                                        1997) of Prudential; formerly Senior Vice
                                                                        President (March 1987-May 1999) of Prudential
                                                                        Securities; formerly Chief Administrative
                                                                        Officer (July 1989-September 1996), Director
                                                                        (January 1989-September 1996) and Executive
                                                                        Vice President, Treasurer and Chief Financial
                                                                        Officer (June 1987-December 1996) of
                                                                        Prudential Mutual Fund Management, Inc. (PMF);
                                                                        Vice President and Director (since May 1989)
                                                                        of The Asia Pacific Fund, Inc.
Judy A. Rice (54)..............    Vice President                     Executive Vice President (since 1999) of
                                                                      Prudential Investments; formerly various
                                                                        positions to Senior Vice President (1992-1999)
                                                                        of Prudential Securities; and various
                                                                        positions to Managing Director (1975-1992) of
                                                                        Salomon Smith Barney; Member of Board of
                                                                        Governors of the Money Management
                                                                        Institute;Member of the Prudential Securities
                                                                        Operating Council and a Member of the Board of
                                                                        Directors for the National Association for
                                                                        Variable Annuities.
Grace C. Torres (42)...........    Treasurer and Principal            Senior Vice President (since January 2000) of
                                   Financial and Accounting           PI; formerly First Vice President (December
                                     Officer                            1996-January 2000) of PI and First Vice
                                                                        President (March 1993-1999) of Prudential
                                                                        Securities.
Marguerite E.H. Morrison           Secretary                          Vice President and Chief Legal Officer-Mutual
  (46).........................                                       Funds and Unit Investment Trusts (since August
                                                                        2000) of Prudential; Senior Vice President and
                                                                        Assistant Secretary (since February 2001) of
                                                                        PI; Vice President and Assistant Secretary of
                                                                        PIMS (since October 2001); previously Vice
                                                                        President and Associate General Counsel
                                                                        (December 1996-February 2001) of PI and Vice
                                                                        President and Associate General Counsel
                                                                        (September 1987-September 1996) of Prudential
                                                                        Securities.

                                                                       EXHIBIT D

                            SHAREHOLDER INFORMATION

    The following table sets forth information about persons who owned beneficially 5% or more of the outstanding shares of a class of a Series as of May 3, 2002.

                                                                    CLASS      NUMBER OF SHARES     PERCENT
NAME                                          ADDRESS             OF SHARES    HELD BENEFICIALLY    OF CLASS
----                                          -------             ---------    -----------------    --------
SMALL CAP VALUE PORTFOLIO

KNS Capital Management LLC,           Attn: Kindra K. Spector        N/A          15,500,019         13.3%
Account 4                             18 Candleberry LN
                                      Weston, MA 02493-1901

Campbell Union High Sch Dist.,        Attn: Patrick K. Gaffney       N/A             445,567          5.7%
Special Building Fund                 3235 Union Avenue
                                      San Jose, CA 95124-2009

SMALL CAP VALUE FUND

Pru Defined                           Attn: PMFS Coordinator           A              97,508         13.2%
Contributions Svcs.                   30 Scranton Office Park
FBO Pru-Non-Trust                     Moosic, PA 18507
Accounts

Edward Unger TTEE                     1 Ingallis Dr. Ingalls           A              38,746          5.3%
Radiology Imaging                     Mem. Hosp.
Consultants                           Harvey, IL 60426-3558
PS Plan DTD 06/06/86
FBO Edward Unger

    As of May 3, 2002, the Trustees and officers of each Trust, as a group, owned less than 1% of the outstanding shares of beneficial interest of any class of any of the Series.

    The following table sets forth the amount and percentage of shares of the Series that Prudential Securities Incorporated held of record as of May 3, 2002.

                                                                NUMBER OF SHARES     PERCENT
FUND                                                            HELD BENEFICIALLY    OF CLASS
----                                                            -----------------    --------
Small Cap Value Portfolio...................................        9,796,709          95%
Small Cap Value Fund
  Class B...................................................          993,482          73%
  Class C...................................................        1,431,125          94%

                                                                       EXHIBIT E

                      OTHER FUND MANAGED BY NATIONAL CITY

    The following table sets forth information relating to the other registered investment company portfolios for which National City acts as investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Series.

               ANNUAL MANAGEMENT FEE                    APPROXIMATE NET
FUND       (AS A % OF AVERAGE NET ASSETS)       ASSETS AS OF DECEMBER 31, 2001
----       ------------------------------       ------------------------------
Armada     1.00%                                $695,431,258
  Small
  Cap
  Value
 Fund..

                            NATIONAL CITY MANAGEMENT

    The table below lists the name, position with National City and principal occupation during the past five years for the principal executive officers and directors of National City. The address of each individual listed below is 1900 East Ninth Street, Locator 2220, Cleveland, OH 44101-0756.

                                                          POSITION WITH NATIONAL CITY
NAME                                                       AND PRINCIPAL OCCUPATION
----                                                       ------------------------
Donald L. Ross...............................    President and Chief Investment Officer
Paul G. Clark................................    Chairman
Kathie Barr..................................    Managing Director
Timothy McDonough............................    Managing Director
Sandra Kiely.................................    Managing Director

                                      E-1